SECURITIES AND EXCHANGE COMMISSION

                       Washington, DC 20549


                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


  Date of Report (Date of earliest event report):  July 20, 2005



                   RYAN'S RESTAURANT GROUP, INC.
      (Exact name of registrant as specified in its charter)


               South Carolina           0-10943             57-
0657895
                   (State or other           (Commission
(IRS Employer
                     jurisdiction of            File Number)
Identification
                     incorporation)
No.)


                   405 Lancaster Avenue (29650)
                        Post Office Box 100
                          Greer, SC 29652

        (Address of principal executive offices) (Zip Code)

  Registrant's telephone number, including area code:  (864) 879-
                               1000

                            (No Change)
   (Former name or former address, if changed since last report)








Item 7.01.  Regulation FD Disclosure

On July 20, 2005, Ryan's Restaurant Group, Inc. (the "Company") issued a press release on financial results for the period ended
June 29, 2005.

The information in this Form 8-K is furnished pursuant to Item
2.02, "Results of Operations and Financial Condition".



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



RYAN'S RESTAURANT GROUP, INC.
(Registrant)
By:  /s/Janet J. Gleitz

Name:  Janet J. Gleitz

Title:  Corporate Secretary

Date:  July 21, 2005